SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported): February 1, 2005

Valeant Pharmaceuticals International

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-11397 (Commission File Number)	33-0628076 (I.R.S Employer Identification No.)

3300 Hyland Avenue
Costa Mesa, California 92626
(Address of principal executive offices) (Zip Code)

(714) 545-0100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 7.01 Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 23.1
EXHIBIT 99.1
EXHIBIT 99.2
EXHIBIT 99.3
EXHIBIT 99.4
EXHIBIT 99.5
EXHIBIT 99.6

Item 1.01 Entry into a Material Definitive Agreement

     On February 1, 2005, Valeant Pharmaceuticals International (the “Company”) entered into an agreement and plan of merger pursuant to which it agreed to acquire Xcel Pharmaceuticals, Inc. (“Xcel”). Under the terms of the merger agreement, the Company will pay either a combination of $230 million in cash and $50 million in shares of its common stock or, if the Company consummates the offering described below in Item 7.01, $280 million in cash. The consummation of the merger is subject to closing conditions as set forth in the merger agreement, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

     On February 2, 2005, the Company issued a press release related to the merger with Xcel. A copy of the press release is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 7.01 Regulation FD Disclosure

     On February 2, 2005, the Company issued a press release related to its proposed public offering of up to 7,200,000 shares of its common stock. A copy of the press release is furnished as Exhibit 99.3 to this Current Report on Form 8-K.

     The information in this Item 7.01 of this Current Report in Form 8-K, including Exhibit 99.3, will not be treated as “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section. This information will not be deemed incorporated by reference into a filing under the Securities Act of 1933, or into another filing under the Exchange Act, unless that filing expressly refers to specific information in this Item 7.01 or to Exhibit 99.3.

Item 9.01 Financial Statements and Exhibits

     (a) Financial Statements of Business Acquired.

     Audited balance sheet of Xcel as of December 31, 2002 and 2003 and the related audited statements of operations, stockholders’ equity and cash flows for the period January 24, 2001 (inception) through December 31, 2001 and the years ended December 31, 2002 and 2003 and unaudited balance sheet of Xcel as of September 30, 2004 and the related unaudited statements of operations and cash flows for the nine months in the periods ended September 30, 2003 and 2004 and the unaudited statement of stockholders’ equity for the nine months in the period ended September 30, 2004 are filed as exhibits hereto.

     (b) Pro Forma Financial Information

     Unaudited pro forma combined balance sheet of Valeant Pharmaceuticals International as of September 30, 2004 and pro forma combined statements of operations for the fiscal year ended December 31, 2003 and the nine months ended September 30, 2004 and related notes to unaudited pro forma combined financial statements are filed as an exhibit hereto.

Exhibit Number	Description
23.1	Consent of Deloitte & Touche LLP, Independent Auditors
99.1	Agreement and Plan of Merger dated February 1, 2005.
99.2	Press release announcing Xcel Pharmaceuticals, Inc. merger, dated February 2, 2005
99.3	Press release announcing proposed offering, dated February 2, 2005
99.4	Unaudited financial statements of Xcel Pharmaceuticals, Inc. for the nine-months ended September 30, 2003 and 2004
99.5	Audited financial statements of Xcel Pharmaceuticals, Inc. for the period January 24, 2001 (inception) through December 31, 2001 and the years ended December 31, 2002 and 2003
99.6	Unaudited pro forma financial information

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 2, 2005	VALEANT PHARMACEUTICALS INTERNATIONAL

By /s/ Bary G. Bailey

Bary G. Bailey Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
23.1	Consent of Deloitte & Touche LLP, Independent Auditors
99.1	Agreement and Plan of Merger dated February 1, 2005.
99.2	Press release announcing Xcel Pharmaceuticals, Inc. merger, dated February 2, 2005
99.3	Press release announcing proposed offering, dated February 2, 2005
99.4	Unaudited financial statements of Xcel Pharmaceuticals, Inc. for the nine months ended September 30, 2003 and 2004
99.5	Audited financial statements of Xcel Pharmaceuticals, Inc. for the period January 24, 2001 (inception) through December 31, 2001 and the years ended December 31, 2002 and 2003
99.6	Unaudited pro forma financial information